EXHIBIT 21
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                           TSR, INC. AND SUBSIDIARIES
                   List of Subsidiaries to Report on Form 10-K
                         Fiscal Year Ended May 31, 2009


                 Name                          State of Incorporation/Formation
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      TSR Consulting Services, Inc.                        New York
      Logixtech Solutions, LLC                             Delaware